Exhibit 10.1

EXECUTION COPY

BONDS.COM GROUP, INC.

UNIT PURCHASE AGREEMENT

August 28, 2009

EXECUTION COPY

BONDS.COM HOLDINGS, INC.

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (the “Agreement”) is made as of August 28, 2009 (the “Effective Date”) by and between Bonds.com Group, Inc., a Delaware corporation (the “Company”) and Fund Holdings LLC, a Florida limited liability company (the “Purchaser”).

RECITALS

Subject to the terms and conditions set forth in this Agreement and pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, Units (as defined below) of securities of the Company, as more fully described in this Agreement. As used herein, each “Unit” shall consist of: (i) 2,667 shares of common stock of the Company (the “Common Stock”); (ii) the right, within three years of the applicable Closing Date (as defined below) upon which the Unit is purchased, to purchase 9,597 (as equitably adjusted for stock splits, combinations and the like) additional shares of Common Stock at a purchase price of $0.375 (as equitably adjusted for stock splits, combinations and the like) per share (the “Ordinary Purchase Rights”), and (iii) in the event that the Closing Requirements (as defined below) are achieved, the Additional Rights (as defined below).  The Units, the Common Stock, the Ordinary Purchase Rights, the Additional Purchase Rights, the Special Purchase Rights (as defined below, and together with the Ordinary Purchase Rights, the Additional Purchase Rights, the “Rights”) and the shares of Common Stock to be issued pursuant to the exercise of the Rights are referred to herein as the “Securities”.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.         Purchase and Sale of Securities.

(a)           Purchase of Units.

   (i)          Units.  Subject to the satisfaction (or waiver) of the conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company on the applicable Closing Date (as defined below), the number of Units set forth below.

   (ii)          Closings.  The time of each Closing shall be 10:00 A.M., Eastern Standard Time or such later time as is mutually agreed to by the Company and Purchaser.

     (A)           Initial Closing.  In one or more closings starting on the Effective Date (the “Initial Closing Date”) and ending on September 2, 2009 (the “Final Initial Closing Date”), the Purchaser shall purchase 1,000 Units (the “Initial Closing”) and the Company shall sell to the Purchaser 1,000 Units.

     (B)           Second Closing.  Within 45 days following the Effective Date (the “Second Closing Date”), the Purchaser shall purchase an additional 1,000 Units (the “Second Closing”) and the Company shall sell to the Purchaser an additional 1,000 Units.  As a condition to the Second Closing, the Company will update the Disclosure Schedule and the representations and warranties set forth in Section 2 hereof.

     (C)           Third Closing.  Within 90 days following the Effective Date (the “Third Closing Date”, and together with each of the Initial Closing Dates and the Second Closing Date, the “Unit Closing Dates”), the Purchaser shall purchase an additional 3,000 Units (the “Third Closing”, and together with the Initial Closing and the Second Closing, the “Unit Closings”) and the Company shall sell to the Purchaser an additional 3,000 Units.  As a condition to the Third Closing, the Company will update the Disclosure Schedule and the representations and warranties set forth in Section 2 hereof.

   (iii)         Purchase Price.  The purchase price for each Unit (the “Purchase Price”) shall be One Thousand Dollars ($1,000).

(iv)         Closing Requirements.  The consummation of the Second Closing within 45 days following the Effective Date and the consummation of the Third Closing within 90 days following the Effective Date  shall be referred to herein as the “Closing Requirements”.

(v)         Form of Payment.  On each respective Unit Closing Date, subject to the satisfaction of the conditions to closing, each Purchaser shall deliver by wire transfer to an account designated by the Company, no later than the close of business on such respective Unit Closing Date, the aggregate Purchase Price for the Units purchased on such respective Unit Closing Date.

(vi)         Location of Closing.  Each Closing shall take place at the offices of Becker Legal Group LLC, 1178 Broadway, Suite 331, New York, New York 10001.  Alternatively, the Unit Closings can take place by the exchange of final executed closing documents between legal counsel for the Company and Purchaser.

(vii)        Deliverables of Company at Closing. On the applicable Unit Closing Date, the Company shall deliver to the Purchaser: (i) a certificate representing the number of shares of Common Stock to be purchased at such Unit Closing Date by the Purchaser, and (ii) an executed copy of this Agreement.

(viii)       Deliverables of Purchaser at Closing.  On the applicable Unit Closing Date, the Purchaser shall deliver to the Company: (i) an executed copy of this Agreement, and (ii) the applicable consideration provided for in Section 1(a)(iii) hereof.

(ix)         Fractional Units.  No fractional Units shall be sold by the Company.

(x)         Use of Proceeds. The proceeds from the sale of the Units will be for general working capital of the Company.

(b)           Additional Purchase Rights.

(i)           Definitions.  In addition to the terms defined above and herein, the following terms used in this Agreement shall have the meanings set forth below:

  (A)          “Additional Rights Exercise Period” shall mean, with respect to any Additional Purchase Rights, the period beginning on the Trigger Date and ending on the date that is three years following the Trigger Date.

  (B)           “Adjusted Number of Convertible Shares” shall mean 26,893,580 (as equitably adjusted for stock splits, combinations and the like), less the amount of Convertible Securities (as equitably adjusted for stock splits, combinations and the like) that have expired, terminated or otherwise become unissuable pursuant to the terms of the relevant promissory note, warrant or option.

  (C)           “Converted Shares” shall mean shares of Common Stock actually issued and outstanding upon the conversion or exercise (as applicable) of the Existing Convertible Securities.

  (D)           “Existing Convertible Securities” shall mean each outstanding convertible promissory note, warrant and option of the Company set forth on Schedule I.

  (E)           “Trigger Date” shall mean the date, if any, upon which Converted Shares are issued upon the conversion or exercise (as applicable) of Existing Convertible Securities.

(ii)          Additional Rights.  Following the date on which the Closing Requirements are met and as of each Trigger Date, the Purchaser shall automatically, without any further action upon the part of the Purchaser or the Company, be entitled to purchase (an “Additional Purchase Right”) at a price of $0.375 per share (as equitably adjusted for stock splits, combinations and the like) during the applicable Additional Rights Exercise Period such number of shares of Common Stock as is equal to the Converted Shares  issued by the Company on such Trigger Date.  In no event shall the aggregate number of shares purchasable (including any shares previously purchased) under the Additional Purchase Rights exceed the Adjusted Number of Convertible Shares.

(iii)         Calculation of Shares Underlying Additional Purchase Rights.  Upon reasonable request by the Purchaser, but in no event more than one time in any calendar quarter, the Company shall prepare a statement indicating the amount of Additional Purchase Rights currently exercisable as of such date and the applicable time period for which such Additional Purchase Rights may be exercised.

(iv)         Termination of Additional Purchase Rights.  Notwithstanding the foregoing, in the event that less than 5,000 Units have been purchased by the Purchaser as of the date that is 120 days following the Initial Closing, all Additional Purchase Rights shall immediately terminate and the provisions contained in this Section 1(b) shall be of no further force or effect.

(c)           Special Purchase Rights.  Upon the Final Initial Closing Date, in addition to the Ordinary Purchase Rights and the Additional Purchase Rights, the Purchaser shall be granted the right (the “Special Purchase Rights”) to purchase 1,000,000 (as equitably adjusted for stock splits, combinations and the like) shares of Common Stock at a price per share equal to $0.375 per share (as equitably adjusted for stock splits, combinations and the like).

(d)           Exercise of Rights. Subject to the terms and provisions contained herein,

(i)          The Ordinary Purchase Rights may be exercised at any time from the applicable Closing Date upon which the Unit pertaining to such Ordinary Purchase Rights is purchased until the date which is three years from such date (the "Ordinary Rights Exercise Period").

(ii)          The Additional Purchase Rights may be exercised at any time within the applicable Additional Rights Exercise Period.

(iii)         The Special Purchase Rights may be exercised at any time from the Final Initial Closing Date until the date that is three years from the Final Initial Closing Date (the "Special Rights Exercise Period” and together with the Ordinary Rights Exercise Period and Additional Exercise Period, the “Exercise Period”).

(iv)         Within the applicable Exercise Period as the case may be, the Rights may be exercised in whole or in part at the price per share of $0.375 per share of Common Stock (each, the “Rights Exercise Price”), such number of shares of Common Stock and Rights Exercise Price subject to equitable adjustment for stock splits, combinations and the like, payable by certified wire transfer to an account designated by the Company.  Upon delivery of a Notice of Exercise Form duly executed in the form attached as Schedule II hereto (which Notice of Exercise Form may be submitted by delivery to the Company), together with payment of the aggregate Rights Exercise Price for the shares of Common Stock purchased, the Purchaser shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

2.         Representations and Warranties of the Company.  The Company hereby represents and warrants to each Purchaser as of the Effective Date, as follows:

(a)           Organization and Qualification.  The Company and its Subsidiaries (as set forth on Schedule 2(a) hereto) are entities duly organized and validly existing and, to the extent legally applicable, in good standing under the laws of the State of Delaware and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below).  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or the other Transaction Documents (as defined below) or the other instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents

(b)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Units, the Ordinary Purchase Rights, the Additional Purchase Rights, the Special Purchase Rights and the reservation for issuance and the issuance of the shares (the “Underlying Shares”) upon exercise of the the Ordinary Purchase Rights, the Additional Purchase Rights, and the Special Purchase Rights, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)           Issuance of Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default or breach (or an event which with notice or lapse of time or both would become a default or breach) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, to the extent that such violations conflict, default or right would not reasonably be expected to have a Material Adverse Effect.

(e)           Consents.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person (as defined below) in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof

(f)           Capitalization. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than capital stock issued: (i) pursuant to the terms hereof, (ii) by the Company and reported by the Company pursuant to a Current Report filed on Form 8K under the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), (iii) pursuant to stock options under the Company’s stock option plans and/or the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans or (iv) upon the conversion or exercise of securities of the Company outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(g)           SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, except as disclosed in Schedule 2(g), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in Schedule 2(g), the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h)          Material Changes. Except as set forth on Schedule 2(h) or elsewhere on the schedules hereto, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence, development or regulatory action that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except as set forth on Schedule 2(h), the Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 2(h) or elsewhere on the Schedules hereto, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 trading day prior to the date that this representation is made.

(i)            Litigation. Except as disclosed within the SEC Reports or in Schedule 2(i), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(j)            Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.

(k)           Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(l)           Regulatory Permits. To the Company’s knowledge, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m)          Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all security interests, liens, claims, charge or encumbrances (“Liens”), except for (i) liens for current taxes not yet due, (ii) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company or (iii) Permitted Liens (as defined below).

(n)           Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any third party. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by any third party of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)           Intentionally Omitted.

(p)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3 hereof, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(q)           Transactions With Affiliates and Employees. Other than as contemplated herein or described in SEC Reports, and except as set forth on Schedule 2(q), none of the officers, directors, employees and/or affiliates of Company or the Subsidiaries is a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director employee or such affiliate or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, partner or affiliate other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of Company and (c) for other employee benefits, including stock option agreements under any stock option plan of Company, which in the aggregate (for the total amount in (a), (b) and (c) combined) does not exceed the amount of $25,000 for any officer, director, employee or affiliate.

(r)           Registration Rights. Except as provided herein or as set forth in Schedule 2(r), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(s)           No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(t)            Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.         Representations and Warranties of the Purchaser.  The Purchaser hereby represents, warrants and covenants to the Company that:

(a)           Authorization. Such Purchaser has full power and authority to enter into this Agreement.  This Agreement,  when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)           Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c)           Knowledge.  The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser has had the opportunity to review and read the SEC Reports, including without limitation the “Risk Factors” set forth therein, and hereby acknowledge that they understand the disclosures made in such SEC Reports and the existence of such “Risk Factors”.

(d)           Restricted Securities.  The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.  The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal, state and province securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Other than as set forth herein, the Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)           General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)           Short Sales and Confidentiality Prior To The Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including “short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act, of the securities of the Company (“Stock Transactions”) during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other person or entity representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). The Purchaser further agrees not to engage in any Stock Transactions until the Company files a Current Report on Form 8K under the Exchange Act which annexes copies of the Transaction Documents thereto.  The Company covenants to file such Current Report on Form 8K under the Exchange Act within five trading days of the Effective Date.

(g)           Accredited Investor.  The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has accurately and truthfully completed the Accredited and FINRA Questionnaire attached hereto as Exhibit A.

4.         Intentionally Omitted.

5.         Other Agreements of the Parties.

(a)           Transfer Restrictions.

(i)          The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(ii)          The Purchaser agrees to the imprinting, so long as is required by this Section 5(a), of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)           Removal of Legend. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 4(a) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company agrees that at such time as such legend is no longer required under this Section 4(b), it will, no later than three trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Securities, as applicable, issued with a restrictive legend (such third trading day, the "Legend Removal Date"), along with an acceptable legal opinion and broker representation letter, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Company’s transfer agent that enlarge the restrictions on transfer set forth in this Section.

(c)           Compliance with Securities Act.  Purchaser agrees that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in Section 4(b) is predicated upon the Company's reliance upon this understanding.

(d)           Furnishing of Information.  Until the time that Purchaser no longer owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.  As long as Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

(e)           Disclosure; Publicity.  Purchaser shall not issue any other press release or other public disclosure with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company.

(f)            Form D and Blue Sky. If required, Company shall file a Form D with respect to the issuance of the Rights (or the issuance of the underlying Common Stock) as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to Purchaser promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to Purchaser pursuant to the terms hereof under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to Purchaser promptly after such filing.  However, the Company shall not be required to execute any general consent to service of process in order to obtain such blue sky clearance, except in a jurisdiction where the Company is already subject to such process.

(g)           Lock Up.  Provided that the Closing Requirements have been satisfied, for a period of 30 days after the Third Closing, the Company shall not, and shall use its reasonable efforts to cause its officers, employees, advisors, consultants and agents to not (i) solicit, encourage, entertain, initiate or engage in any discussions or negotiations with, or provide any information to, or take any other action with the intent to facilitate the efforts of, any third party relating to any possible agreement or other arrangement involving the sale of its capital stock for the purpose of raising capital for the Company (a “Company Prohibited Transaction”), or (ii) authorize, execute, consummate, enter into an agreement or commitment with respect to a Company Prohibited Transaction.  Notwithstanding the foregoing, this Section 5(g) shall not be violated if the Company's board of directors must take any of the foregoing actions in connection with a Company Prohibited Transaction in order to avoid breaching their fiduciary obligations to the Company.

(h)           Reverse Stock Split.  As soon as reasonably practicable following the Third Closing Date, the Company shall take all commercially reasonable efforts to effectuate a reverse stock split on such terms as determined by the Board, including the affirmative vote of Chairman Knetzger (to the extent that Mr. Knetzger remains on the Board of Directors of the Company).

(i)            Expenditures.  For a period of three years following the Effective Date, the Company shall take such actions necessary to ensure that (i) the Company’s annual operating budget (the “Company Operating Budget”) shall require the approval of the Board of Directors and the affirmative vote of Chairman Knetzger (to the extent that Mr. Knetzger remains on the Board of Directors of the Company), (ii) any expenditure in excess of $10,000 which has not previously been approved as part of the Company’s Operating Budget shall require the consent of the Board of Directors and the affirmative vote of Chairman Knetzger  (to the extent that Mr. Knetzger remains on the Board of Directors of the Company) and (iii) the Purchaser is notified in advance of any dividends or distributions paid to Stockholders of the Company.

(j)            Board Observer.  Immediately following the Final Initial Closing Date, Mark G. Hollo shall be appointed as a non-voting Special Advisor to the Board of Directors for a period of three (3) years from the Final Initial Closing Date, subject to Mr. Hollo’s execution of a confidentiality agreement and assignment of inventions agreement reasonably acceptable to the Company and Mr. Hollo.  After the date of his appointment, Mr. Hollo shall be entitled to the same expense reimbursement and compensation, if any, that is provided to the entire board of directors.

(k)           Directors’ and Officers’ Insurance. The Company will maintain directors’ and officers’ insurance for the directors and officers of the Company on terms acceptable to the Board of Directors, including the affirmative vote of Chairman Knetzger (to the extent that Mr. Knetzger remains on the Board of Directors of the Company).

(l)            Termination of Covenants.  In the event that less than 5,000 Units have been purchased by the Purchaser prior to the date that is 120 days following the Effective Date,  the covenants contained in Sections 5(h), (i) and (j) shall terminate and be of no further force or effect.

6.         Registration Rights.

(a)           Definitions.  In addition to the terms defined above and herein, the term “Registrable Securities”, at any point in time, shall mean the shares of Common Stock issued and outstanding to the Purchaser hereunder, and all shares of Common Stock issued or issuable pursuant to Rights issued under Units purchased hereunder; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding anything contained herein to the contrary, securities shall cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective by the Securities and Exchange Commission and it has been disposed of pursuant to such effective Registration Statement or (b) such Registrable Securities may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without volume restriction.

(b)           Demand Registration.  If the Company shall receive at any time after the Second Closing Date, a written request from the Purchaser that the Company file a registration statement under the Securities Act covering the registration of at least 50% of the Registrable Securities then outstanding, then the Company shall use its best efforts to file, as soon as practicable, a registration statement under the Securities Act covering all Registrable Securities which the Purchaser requests to be registered.  The Company shall ensure that such registration remains effective for a period of not less than two years (2) years.

(c)           Underwriting. If the Purchaser intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 6.  The underwriter will be selected by the Purchaser and shall be reasonably acceptable to the Company.  In such event, the right of any holder of Common Stock (each, a “Holder”) to include his own registrable securities (each, a “Holder’s Registrable Securities”) in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Purchaser and such Holder) to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding the foregoing, if a registration involves an underwritten offering, and the lead managing underwriter shall advise Company that the amount of securities to be included in the offering exceeds the amount which can be sold in the offering, the number of securities owned by Purchaser to be included in the offering shall be eliminated or reduced as required by the managing underwriter.

(d)           Delay in Filing. Notwithstanding the foregoing, if the Company shall furnish to Purchaser and the Holders requesting a registration statement pursuant to this section, a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for the period of time which the Board of Directors of the Company, in consultation with its legal counsel determine, to be the shortest period reasonably necessary to avoid such detriment to the Company, which in any event shall not exceed 120 days following receipt of the request of the Purchaser.

(e)           Limitations. In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 6 after the Company has already effected one (1) registration pursuant to this Section 6 and such registration has been declared or ordered effective.

(f)           Obligations of Company. The Company shall: (i) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective until the disposition of all securities covered by such registration statement; (ii) register and qualify the securities covered by such registration statement under applicable state securities and blue sky laws; (iii) cause the securities covered by such registration statement to be listed or quoted on the trading market on which Company’s securities are then listed or quoted and (iv) take all reasonable actions required to ensure such shares of Common Stock are DTC eligible.  In addition, the Company shall pay all registration expenses, filing fees and printing expenses incurred in connection with any registration statement filed pursuant to Sections 6(b) or 6(h).

(g)           Obligations of Purchaser. As a condition to the Company filing the registration statement, Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities, and such Purchaser shall represent and warrant that such information provided in connection herewith by such Purchaser shall be full, accurate and complete.

(h)           Piggyback Registration Rights. If, at any time, there is not an effective registration statement covering the resale all of the Registrable Securities, and Company shall determine to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than: (i) on Form S-4 (as promulgated under the Securities Act), (ii) Form S-8 (as promulgated under the Securities Act), (iii) on Form S-1A with respect to equity securities that have already been registered under the Securities Act as of the date hereof, or (iv) the then equivalents of Form S-4 or S-8 relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then Company shall send to Purchasers a written notice of such determination and, if within ten (10) days after receipt by Purchasers of such notice, Company shall receive a request in writing from Purchasers, Company shall include in such registration statement all or any part of such Registrable Securities holders requests to be registered at no cost to Holders (other than underwriting discounts, fees and commissions).  Notwithstanding the foregoing, if a registration involves an underwritten offering, and the lead managing underwriter shall advise Company that the amount of securities to be included in the offering exceeds the amount which can be sold in the offering, the number of securities owned by Purchaser to be included in the offering shall be eliminated or reduced as required by the managing underwriter.  Notwithstanding anything contained herein to the contrary, securities shall cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and it has been disposed of pursuant to such effective Registration Statement or (b) such Registrable Securities may be sold pursuant to Rule 144 under the Securities Act without volume restriction.

(i)            Indemnification for Registration Statements.  To the extent permitted by law, the Company will indemnify and hold harmless Purchaser, and the partners, members, officers and directors of Purchaser, against any losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Purchaser, and/or its partners, members, officers, or directors for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity contained in this Section 6(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such registration statement by Purchaser, or its partners, members, officers, or directors, or any other holder of Common Stock registering its shares in connection with such registration statement.

7.         Adjustments to Purchase Price of and Number of Shares Issuable pursuant to the Rights.

(i)          The number and kind of securities purchasable upon the exercise of the Rights if any, and the Rights Exercise Price, if any, shall be subject to adjustment from time to time upon the occurrences and terms set forth herein.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares of Common Stock purchasable upon exercise of the Rights, if any, immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had such Rights, if any, been exercised in advance thereof.  Upon each such adjustment of the kind and number of shares of Common Stock or other securities of the Company which are purchasable pursuant to exercise of the Rights, if any, the Purchaser shall thereafter be entitled to purchase the number of shares of Common Stock or other securities resulting from such adjustment at a purchase price per share of Common Stock or other security obtained by multiplying the purchase price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of shares of Common Stock or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(ii)          Prior to the exercise of the Rights, if any, in the event that the Company shall sell any shares of Common Stock to any person or entity other then pursuant to an Excluded Transaction (as defined below) at a price less than $0.375 per share (the “Lesser Price”), the Purchaser shall be entitled to purchase the shares of Common Stock underlying the Rights, as the case may be, at the Lesser Price.  For the purposes hereof, the term Exempted Transaction shall mean: (i) the issuance of options and/or restricted stock to employees and consultants of the Company and approved by the board of directors of the Company; and (ii) warrants issued to third parties in strategic transactions and approved by the board of directors of the Company and the affirmative vote of Chairman Knetzger (to the extent that Mr. Knetzger remains on the Board of Directors of the Company).

8.         Additional Conditions to Closing.

(a)           Conditions to Purchaser’s Obligations at the Closing.  Purchaser’s obligation to purchase the Units is subject to the satisfaction (or waiver by the Purchaser) of the following conditions:

(i)           Expenses; Legal Fees.  On the dates of each of the Unit Closings, the Company shall be responsible for the following legal and other associated costs of the Purchaser in connection with this Agreement and the transactions contemplated hereunder, to be paid from the proceeds upon each respective Unit Closing: (i) 5% of the gross investment amount as a non accountable due diligence fee and expense reimbursement payable to Radnor Research & Advisory Co., LLC, Member NYSE (ii) legal fees of: (A) up to $10,000 for the Initial Closing; (B) up to $5,000 for the Second Closing; and (C) up to $5,000 for the Third Closing.  Subject to the foregoing clause, each of the parties shall be responsible for their own legal and other associated costs of this transaction.

(ii)          Financial Advisory Agreement.  On or prior to the Final Initial Closing Date, the Company shall have entered into a Financial Advisory Agreement with The Fund LLC pursuant to which The Fund LLC shall provide services related to financial advice, mergers and acquisitions, capital formation and corporate finance, business advisory and related matters to the Company.

(b)           Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Units at each Initial Closing Date is subject to the satisfaction, on or prior to the Closing, of the following conditions:

(i)           Waiver and Release.                                           A Waiver and Release in a form reasonably acceptable to the Company shall have been received from Radnor Research with regard to the waiver of any brokerage or other fees in connection or related to or arising from this Agreement.

9.         Miscellaneous.

(a)           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Purchaser shall be entitled to assign any rights it may have under this Agreement by providing written notice to the Company. The Purchaser shall provide any information regarding any assignee reasonably requested by the Company.

(b)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of law.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Palm Beach County, Florida.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Palm Beach County, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(c)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid and return receipt requested, if such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)           Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

(g)           Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 9(g) shall be binding upon Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)            Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j)            Survival of Representations, Warranties and Covenants. The representations and warranties contained in Sections 2 hereof shall survive until such time as the date on which all the Securities, if any, have been exercised in full or expired.

(k)           Exculpation Among Purchasers.  Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

[Signature Pages Follow]

EXECUTION COPY

The parties have executed this Unit Purchase Agreement as of the date first written above.

COMPANY:

BONDS.COM GROUP, INC.

By:	/s/
Name:
Title:

Address:

Facsimile Number:

PURCHASER:

FUND HOLDINGS LLC

By:	/s/
Name:
Title:

Address:

Facsimile Number:

SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT

EXECUTION COPY

Exhibits

Exhibit A                           Accredited Investor and FINRA Questionnaire

Exhibit A

Accredited Investor and FINRA Questionnaire

BONDS.COM GROUP, INC.
INVESTOR SUITABILITY QUESTIONNAIRE

The following is an investor questionnaire to be completed by the Purchaser to qualify the Purchaser as a suitable investor in the Corporation under the Federal and state securities and blue-sky law.

1.           Accredited Investor Certification.  The Purchaser represents and warrants that he comes within one category marked below, and that for any category marked, he has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Corporation deems necessary in order to verify the answers set forth below.

Category A _____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____	The undersigned is a director or executive officer of the Corporation.

Category D _____
The undersigned is a bank, a savings and loan association, insurance company, registered investment company, registered business development company, licensed small business investment company ("SBIC"), or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank. savings and loan association. insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

__________________

__________________

(describe entity)

Category E _____	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

__________________

__________________

(describe entity)

Category F _____
The undersigned is a corporation, partnership, business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

__________________

__________________

(describe entity)

Category G _____
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Regulation 506 (b)(2)(ii).

Category H _____
The undersigned is an entity all the equity owners of which are "accredited investors" (as such term is defined in Rule 501(a) as promulgated under the Securities Act of 1933, as amended (the "Securities Act")) within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

__________________

__________________

(describe entity)

Category I _____	The undersigned is not within any of the categories above and is therefore not an "accredited investor".

2.           Manner In Which Title To Be Held. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

__________________________________ Signature	__________________________________ Signature (if purchasing jointly)
__________________________________ Name (Typed or Printed)	__________________________________ Name (Typed or Printed)
__________________________________ Residence (Typed or Printed)	__________________________________ Residence (Typed or Printed)
__________________________________ City, State and Zip Code	__________________________________ City, State and Zip Code
__________________________________ Tax Identification or Social Security Number	__________________________________ Tax Identification or Social Security Number
Telephone No.: Business __________________________________ Home ____________________________________	Telephone No.: Business __________________________________ Home ____________________________________
Name in which securities should be issued: ______________________________________________________
Dated: ____________	Dated: ____________

FINRA QUESTIONNAIRE
DEFINITIONS FOR FINRA QUESTIONNAIRE

Member of the FINRA:	A "Member of the FINRA" is any broker or dealer admitted to membership in the FINRA.
Affiliate:
An Affiliate of any person (for purposes hereof a "person" includes a partnership, corporation or other legal entity such as a trust or estate) is a person which controls, is controlled by or is under common control with such person.  For purposes of this definition:

(i)     a person should be presumed to control a Member of the FINRA if the person beneficially owns 10% or more of the outstanding voting securities of a Member of the FINRA which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member of the FINRA which is a partnership;

(ii)    a Member of the FINRA should be presumed to control a person if the Member of the FINRA and Persons Associated with a Member of the FINRA beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership; and

(iii)   a person should be presumed to be under common control with a Member of the FINRA if:

(1)     the same person controls both the Member of the FINRA and such person by beneficially owning 10% or more of the outstanding voting securities of the Member of the FINRA and other such person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of the Member of the FINRA and other such person which is a partnership; or

(2)     a person having the power to direct or cause the direction of the management or policies of the Member of the FINRA also has the power to direct or cause the direction of the management or policies of the other entity in question.

Immediate Family:
The "Immediate Family" of any person, including an employee of or Person Associated with a Member of the FINRA, includes the parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of such person or any other individual who is supported, directly or indirectly, to a material extent by such person.

FINRA:	The Financial Industry Regulatory Authority
Person Associated with a Member of the FINRA:

A "Person Associated with a Member of the FINRA" is every sole proprietor, partner, officer, director or branch manager of any Member of the FINRA, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such Member of the FINRA (for example, any employee, Registered Representative or Registered Principal), whether or not any such person is registered or exempt from registration with the FINRA.

FINRA QUESTIONNAIRE

1.           State whether you or any of your Affiliates or any members of your Immediate Family are
(a)           a Member of the FINRA;
☐	Yes	☐	No

(b)           an Affiliate of a Member of the FINRA; or
☐	Yes	☐	No

(c)           a Person Associated with a Member of the FINRA.

☐	Yes	☐	No

2.           State whether you or any of your Affiliates own stock or other securities of any Member of the FINRA or an Affiliate of a Member of the FINRA or of Bonds.com Group, Inc.
☐	Yes	☐	No

3.           State whether you or any of your Affiliates have made a subordinated loan to any Member of the FINRA.
☐	Yes	☐	No

4.           If you marked "Yes" to any of the questions above, please briefly describe the facts below, giving the names of the Members of the FINRA to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, immediate family, etc.).
___________________________________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________

5.           State whether you are an Immediate Family Member of a partner of Rele & Becker, LLC, counsel to Bonds.com Group, Inc.
☐	Yes	☐	No

6.           (a)           State (i) whether you provide any consulting or other services to, or have had any position, office or material relationship within the past three years with, the Company or its subsidiaries, (ii) if you are the beneficial owner of any other securities of the Company, or (iii) if you have made or are aware of any arrangements relating to the distribution of securities of the Company pursuant to the Registration Statement.
☐	Yes	☐	No

If you marked "Yes", please briefly describe (i) such services or relationships, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services or relationships, (ii) the nature and amount of any such ownership of Company securities, and/or (iii) any such securities distribution arrangements.
___________________________________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________

7.           State whether you have any oral and/or written agreements with any Member of the FINRA or Person Associated with a Member of the FINRA concerning the disposition of your securities of Bonds.com Group, Inc.
☐	Yes	☐	No

If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.
___________________________________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________

8.           State whether you have been granted or have received any selling concessions, discounts or other allowances in connection with the Company’s securities
☐	Yes	☐	No
If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.
___________________________________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________

9.           State whether you or any Immediate Family Members is currently, or has at any time in the past been prohibited or restricted by FINRA (or any of its predecessor regulatory bodies) from being affiliated or otherwise participating in the ownership, operation or control of a registered broker dealer entity
☐	Yes	☐	No

If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.
___________________________________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________

I hereby affirm that the answers to the above FINRA Questionnaire are true and correct as of the date set forth below.

Date: __________________, 2009

_____________________________________
Print Name of Investor

_____________________________________
Signature

Schedule I

Existing Convertible Securities

Schedule II

NOTICE OF EXERCISE OF ORDINARY RIGHTS, ADDITIONAL RIGHTS OR SPECIAL RIGHTS

The undersigned hereby irrevocably elects to exercise the following Rights, as set forth in the Unit Purchase Agreement dated as of __________, 2009, to purchase an aggregate of ________ shares of the Common Stock of BONDS.COM GROUP, INC. at an Exercise Price of $__________ per share, for an aggregate price of $___________ and tenders herewith payment in accordance with Section 1 of said Purchase Agreement.

For clarity, the undersigned is electing to purchase:

__________  shares underlying the Ordinary Rights

__________ shares underlying the Additional Rights

__________ shares underlying the Special Rights.

Please deliver the stock certificate to:

Dated: ______________________

___________________________
Fund Holdings LLC

By: ________________________